UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2006 (September 20, 2006)

ONEOK Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street Tulsa, Oklahoma	74103-4298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 588-7000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 20, 2006, ONEOK Partners, L.P. (the “Partnership”) and ONEOK Partners Intermediate Limited Partnership, a wholly owned subsidiary of the Partnership (the “Guarantor), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as representatives of the several underwriters named therein (the “Underwriters”), for the purchase and sale of (i) $350 million aggregate principal amount of the Partnership’s 5.90% Senior Notes due 2012 (the “2012 Notes”), (ii) $450 million aggregate principal amount of the Partnership’s 6.15% Senior Notes due 2016 (the “2016 Notes”) and (iii) $600 million aggregate principal amount of the Partnership’s 6.65% Senior Notes due 2036 (the “2036 Notes” and collectively with the 2012 Notes and the 2016 Notes, the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and the Guarantor, and customary conditions to closing, indemnification obligations of both the Partnership and the Guarantor, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, obligations of the parties and termination provisions. The Partnership also agreed not to offer or sell certain debt securities until October 20, 2006 without the prior consent of Citigroup Global Markets Inc. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Indenture, Supplemental Indentures and Notes

On September 25, 2006, the Partnership completed the underwritten public offering (the “Offering”) of the Notes. The Partnership registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-137419) filed on September 19, 2006 (the “Registration Statement”). The net proceeds from the Offering of approximately $1.39 billion, after deducting underwriting discounts and commissions and expenses but before offering expenses, were used to repay all of the $1.05 billion outstanding under the Partnership’s $1.1 billion 364-day credit agreement and to repay $335 million of indebtedness outstanding under the Partnership’s $750 million revolving credit agreement.

The terms of the Notes are governed by the Indenture, dated as of September 25, 2006 (the “Indenture”), between the Partnership and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (with respect to the 2012 Notes), the Second Supplemental Indenture (with respect to the 2016 Notes) and the Third Supplemental Indenture (with respect to the 2036 Notes), each dated September 25, 2006 (collectively, the “Supplemental Indentures”).

The Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The First Supplemental Indenture with respect to the 2012 Notes is filed herewith as Exhibit 4.2 and is incorporated herein by reference. The Second Supplemental Indenture with respect to the 2016 Notes is filed herewith as Exhibit 4.3 and is incorporated herein by reference. The Third Supplemental Indenture with respect to the 2036 Notes is filed herewith as Exhibit 4.4 and is incorporated herein by reference. The forms of the 2012 Notes, the 2016 Notes and the 2036 Note are filed herewith as Exhibits 4.5, 4.6 and 4.7, respectively, and are incorporated herein by reference.

A summary of certain terms of the Notes, the Indenture and the Supplemental Indentures is included under the headings “Description of the Notes” (pages S-15 through S-19) and “Description of the Debt Securities” (pages 4 through 20) in the prospectus supplement, dated September 20, 2006 (the “Prospectus Supplement”), filed by the Partnership with the Commission on September 22, 2006. The aforementioned sections of the Prospectus Supplement are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The description of the Notes is qualified in its entirety by the provisions of the Indenture and the Supplemental Indentures.

Relationships

Certain affiliates of the Underwriters were lenders under the Partnership’s $1.1 billion 364-day credit agreement, which was paid off with a portion of the net proceeds of the Offering, and are lenders under the Partnership’s $750 million revolving credit agreement, a portion of the outstanding balance of which was paid off with a portion of the net proceeds of the Offering. One of the Underwriters is an affiliate of the Trustee. In addition, in the ordinary course of their business, certain of the Underwriters and their affiliates have engaged and may in the future engage in investment and commercial banking transactions with us and certain of our affiliates, including ONEOK, Inc. The Underwriters and their affiliates may provide similar services in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Indenture, Supplemental Indentures and Notes” in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Offering, the Partnership is also filing the opinion of Andrews Kurth LLP as part of this current report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinion of Andrews Kurth LLP is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 20, 2006, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 5.90% Senior Notes due 2012.

Exhibit 4.3	Second Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.15% Senior Notes due 2016.

Exhibit 4.4	Third Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.65% Senior Notes due 2036.

Exhibit 4.5	Form of Senior Note due 2012 (included in Exhibit 4.2 above).

Exhibit 4.6	Form of Senior Note due 2016 (included in Exhibit 4.3 above).

Exhibit 4.7	Form of Senior Note due 2036 (included in Exhibit 4.4 above).

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

Exhibit 99.1	Sections of Prospectus Supplement dated September 20, 2006 filed with the Securities and Exchange Commission by ONEOK Partners, L.P. on September 22, 2006 entitled “Description of the Notes” and “Description of the Debt Securities.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.

	By:	ONEOK Partners GP, L.L.C.,
its general partner

Date: September 26, 2006	/s/ John R. Barker
John R. Barker
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 20, 2006, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 5.90% Senior Notes due 2012.

Exhibit 4.3	Second Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.15% Senior Notes due 2016.

Exhibit 4.4	Third Supplemental Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.65% Senior Notes due 2036.

Exhibit 4.5	Form of Senior Note due 2012 (included in Exhibit 4.2 above).

Exhibit 4.6	Form of Senior Note due 2016 (included in Exhibit 4.3 above).

Exhibit 4.7	Form of Senior Note due 2036 (included in Exhibit 4.4 above).

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

Exhibit 99.1	Sections of Prospectus Supplement dated September 20, 2006 filed with the Securities and Exchange Commission by ONEOK Partners, L.P. on September 22, 2006 entitled “Description of the Notes” and “Description of the Debt Securities.”